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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) NOVEMBER 27, 2002


                               LECROY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                     0-26634                     13-2507777
 (State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

        700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                                          10977
 (Address of Principal Executive Office)                              (Zip Code)


        Registrant's Telephone Number, Including Area Code (845) 425-2000


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On November 27, 2002, the Board of Directors of LeCroy Corporation ("LeCroy" or the "Company"), upon the recommendation of its Audit Committee, decided to end the engagement of Ernst & Young LLP ("E&Y") as the Company's independent public accountants, effective November 27, 2002, and authorized the engagement of KPMG LLP ("KPMG"), subject to the completion of KPMG's standard client acceptance process, to serve as the Company's independent public accountants for the fiscal year ending June 30, 2003.

     E&Y's reports on the Company's consolidated financial statements for the two years ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of LeCroy's financial statements for each of the two years ended June 30, 2002, and in the subsequent interim period ending on September 30, 2002, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on LeCroy's consolidated financial statements for such years.

     LeCroy provided E&Y with a copy of the foregoing disclosures and requested that E&Y provide a letter addressed to the SEC stating whether or not it agrees with them. Attached as Exhibit 16.1 is a copy of E&Y's letter, dated December 4, 2002.

     During LeCroy's two most recent years ending June 30, 2002, the subsequent interim period ending on September 30, 2002 and through the date hereof, LeCroy did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on LeCroy's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                            Description

    16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 4, 2002.

    99.1                      Press Release dated December 5, 2002.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               LECROY CORPORATION

Date:  December 5, 2002

                                     /s/ Raymond F. Kunzmann
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                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer